DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 STRATEGIC ADVISORY AGREEMENT This STRATEGIC ADVISORY AGREEMENT (this “Agreement”) is entered into between Andrew Dreskin (“Advisor”), and Eventbrite, Inc., a Delaware corporation (“Eventbrite”), (collectively referred to as the “Parties”) and is effective as of the later of the dates set forth beneath the signatures below (“Effective Date”). WITNESSETH: WHEREAS, Advisor hereby agrees to provide to Eventbrite, an events technology platform, services related to sales for the Music Business Unit, as described in Appendix A (the “Services”), and in return for the Services, Eventbrite will pay Advisor at the negotiated rate set forth in Appendix A; NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Relationship of the Parties. A. Eventbrite desires to enter into this Agreement with Advisor for the performance of Services. Advisor is not an employee, agent, partner or joint venture of Eventbrite. Advisor may negotiate but not sign agreements on behalf of Eventbrite. From time to time upon request of Eventbrite, Advisor will provide evidence of self-employment and tax registration as Eventbrite may request and such delivery shall be a condition precedent to the payment of fees hereunder. B. Advisor is not eligible to participate in any of Eventbrite’s employee benefit plans, fringe benefit programs, group insurance arrangements or similar programs, except Eventbrite’s 2010 Stock Purchase Plan. Eventbrite shall not provide workers’ compensation, disability insurance, Social Security or unemployment compensation coverage, or any other statutory benefit to Advisor. It is further expressly understood that Advisor’s compensation under this Agreement shall consist, in its entirety, of fees outlined in Appendix A. C. Advisor has the sole right to control the manner, method, mode, and means of performing Services under this Agreement and is free to ignore any and all suggestions that Eventbrite may offer to Advisor. Advisor has the right to determine all equipment and supplies needed to perform the Services and Advisor shall bear all expenses associated with the purchase, operation and maintenance of equipment and supplies that Advisor deems necessary. D. Advisor will not be required to attend any meetings or group meetings of any kind, will not be subject to rules applicable only to Eventbrite employees, and will not be required to submit any time reports. 2. Representations and Warranties. A. Advisor represents and warrants to Eventbrite that Advisor shall comply at Advisor’s expense with all applicable provisions of workers’ compensation laws, unemployment compensation laws, national insurance and social security laws, foreign, US federal, state and local income tax laws, and all other applicable laws, regulations and codes in performing Services under this Agreement. Advisor will be solely responsible to pay any and all state and/or federal income, social security and unemployment taxes for Advisor and Advisor’s employees and will indemnify and hold harmless Eventbrite from and against all claims, damages, losses, liabilities, settlements, attorneys’ fees, costs and expenses arising out of or in connection with Advisor’s failure to pay any such income, social security and unemployment taxes. B. Advisor further represents and warrants to Eventbrite that the Services by Advisor will not intentionally violate or infringe any copyright, patent, trade secret or other legal obligation or right, and that use of the Services by Eventbrite will not require a license and/or payment of any additional fee and Advisor has obtained all licenses, permits and other authorizations required to perform the Services. Advisor shall make a best effort to ensure that such licenses, permits and/or other authorizations remain in force during the Term of the Agreement. C. Eventbrite will indemnify, defend and hold harmless Advisor and Advisor’s employees, contractors, agents, or 1 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 representatives from and against all claims, damages, losses, liabilities, settlements, attorneys’ fees, costs and expenses arising out of or in connection with Advisor’s ordinary performance of the Services under this Agreement except to the extent caused by Advisor’s willful gross misconduct. 3. Assignment. A. Although this Agreement is executed solely with Advisor, it is not a personal services contract. Advisor, without prior notice or approval of Eventbrite, may employ or contract with any other person to assist in the performance of this Agreement. Advisor shall be solely responsible for the performance of this Agreement and for all legal obligations, liabilities, and expenses arising therefrom. Any contractor shall be under the exclusive control of Advisor and Advisor shall be responsible for each contractor, or for any act or omission of any contractor. Advisor will ensure that Advisor’s contractors, employees and others involved in the Services, if any, are bound in writing to the foregoing, and to all of Advisor’s obligations under this Agreement. B. Notwithstanding the foregoing, this Agreement is not assignable by Advisor. Consistent with Advisor's right to hire employees and contract with contractors when Advisor deems it necessary, Advisor agrees that Advisor’s attention to fulfilling Advisor’s contractual obligations was a substantial inducement to Eventbrite to sign this Agreement; therefore, Advisor agrees to devote such time as Advisor deems necessary to fulfill Advisor’s obligations under this Agreement. Eventbrite may fully assign and transfer this Agreement in whole or part. This Agreement shall inure to the benefit of the successors and assigns of Eventbrite, and is binding upon Advisor’s heirs, executors and legal representatives. Eventbrite will require any successors or assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Eventbrite would be required to perform it if no such succession or assignment had taken place. 4. Fee. A. In exchange for the Services, Eventbrite will compensate Advisor at the negotiated rate stated in Appendix A. B. If Advisor believes any payment of fees is not accurate, Advisor agrees to notify Eventbrite in writing within fourteen (14) days of the payment provided Advisor. Failure to timely notify Eventbrite in writing waives any claim that the amount paid was inaccurate. Eventbrite agrees to remedy the error within fourteen (14) days following receipt of written notification of a claimed error, or will notify Advisor within that time that it disputes the claim of error. 5. Risk of Loss. Advisor bears the risk of loss incurred as a result of Advisor’s obligations under this Agreement, including, but not limited to, indemnification obligations, damages for breach of this Agreement, and obligations and liabilities incurred to Eventbrite, contractors and third parties. Eventbrite makes no guarantee that Advisor will make a profit as a result of performing its obligations under this Agreement. Whether Advisor incurs a loss or makes a profit will be determined by Advisor’s business judgment in managing the manner, method, mode, and means of operations chosen by Advisor. 6. Confidential Information. A. Definition. “Confidential Information” means any information applicable or relevant to the business of Eventbrite or applicable or relevant to the business of any third party, which may be made known to Advisor by Eventbrite or by any third party or learned by Advisor in the context of the relationship between the Parties, whether prior to or following the execution of this Agreement. By way of illustration, but not limitation, Confidential Information includes any and all Eventbrite Inventions (as defined below), technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Eventbrite, and includes, without limitation, information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, marketing plans and information, and information regarding other Advisors. Confidential Information shall not include any information that: (i) is or becomes generally used in the industry or publicly available through lawful means and absent any wrongful conduct by Advisor or others; (ii) was known by Advisor or lawfully in his possession prior to disclosure to him by Eventbrite; (iii) is independently developed or lawfully disclosed to Advisor by a third party that is unrelated to Eventbrite and is not bound by obligations of confidentiality to Eventbrite with respect thereto; or (iv) is independently developed by Advisor outside the course and scope of providing the Services to Eventbrite, without the use of Eventbrite’s proprietary information or resources, and unrelated to Eventbrite’s business. B. Duties Regarding Non-Disclosure. Advisor warrants and agrees to keep all Confidential Information in strict confidence and shall not disclose such Confidential Information to any third party, except as necessary in providing the Services, and shall use reasonable best efforts to protect such Confidential Information (including, without limitation, reasonable precautions Advisor employs with respect to Advisor’s own confidential materials). Advisor shall use Confidential Information in a legal and proper manner consistent with the terms of this Agreement and only as may be necessary in the ordinary course of performing Advisor’s duties under 2 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 this Agreement. Advisor’s internal disclosure of Confidential Information shall be only to those employees, contractors or agents having a need to know such information in connection with this Agreement and only insofar as such persons are bound by a nondisclosure agreement consistent with this Agreement. Advisor shall promptly notify Eventbrite of any unauthorized disclosure or use of Confidential Information by any person and/or entity. This Agreement imposes no obligation upon Advisor with respect to Confidential Information that Advisor can establish by legally sufficient evidence that such information is or becomes generally known to the public without violation of this Agreement or without a violation of an obligation of confidentiality owed to Eventbrite or a third party. In addition, Advisor may disclose Confidential Information that is specifically required by law, subpoena, court order or other legal process or in any legal dispute between the parties, provided that Advisor shall have given Eventbrite reasonable notice and opportunity to object prior to such disclosure, except where requiring such prior notice is contrary to applicable law. Notwithstanding any other provision in this Agreement, nothing prohibits Advisor from disclosing his role as an Advisor to Eventbrite, the general nature of the Services provided under this Agreement or the terms of this Agreement. C. Ownership Interest in Confidential Information. All Confidential Information is provided “as-is” and Eventbrite makes no representation or warranty of any kind express or implied, with respect to the suitability, accuracy or non-infringement of third party rights. Eventbrite shall at all times retain sole and exclusive title to, ownership of, and all right in and control over the use of all Confidential Information. Nothing in this Agreement is intended to grant any rights or license to Advisor under any intellectual property rights of Eventbrite, nor shall this Agreement grant Advisor any rights in or to any Confidential Information, except the limited right to use such information in accordance with this Agreement. Upon termination of this Agreement or at the request of Eventbrite from time to time before termination, Advisor will deliver to Eventbrite all written and tangible material in Advisor’s possession incorporating any Confidential Information or otherwise relating to Eventbrite’s business; provided, however, that, subject to Advisor’s continuing confidentiality obligations under this Agreement, Advisor may retain any communications, information or documents exchanged by email or other form of electronic communication. D. Non-Solicit. As additional protection for the Confidential Information, during the term of this Agreement and for a period of one (1) year thereafter, Advisor will not, directly or indirectly, solicit, encourage, or cause others to solicit or encourage any employees, contractors or customers of Eventbrite to terminate or otherwise materially change their relationship with Eventbrite. E. No Competition. Advisor agrees that, during the term of this Agreement, Advisor will not engage in any activity that is in any way competitive with the business or demonstrably anticipated business of the Company, assist any other person or organization in competing with any business or demonstrably anticipated business of the Company, or engage in any other activities that could reasonably be determined to conflict with or undermine Advisor’s obligations to the Company. Notwithstanding the above, nothing in this Agreement prohibits Advisor from making any personal investments, entering into other business relationships with third-parties, or providing any non-competing consulting, employment or other services, either during or after the term of this Agreement. F. No Solicitation of Customers. Advisor agrees that for a period of twelve (12) months following the term of this Agreement, he will not use any Confidential Information of the Company to negatively influence any of the Company’s clients or customers from purchasing Company products or services, or to solicit or influence or attempt to influence any client, customer or other person either directly or indirectly to any purchase of products and/or services to any person, firm, corporation, institution or other entity in competition with the business of the Company. 6. Inventions. “Inventions” means any and all new or useful art, discovery, improvement, technical development, or invention whether or not patentable, know-how, designs, works of authorship, maskworks, trademarks, formulae, processes, manufacturing techniques, trade secrets, ideas, artwork, software or other copyrightable or patentable works related to Eventbrite’s business or the reasonably anticipated future business of Eventbrite, created in the course of providing the Services under this Agreement. To the extent allowed by applicable law, for the purposes of this Agreement, the term “Inventions” (and the assignments and licenses under this Section 7) shall include (and Advisor hereby expressly waives) all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively “Moral Rights”). To the extent Advisor retains any such Moral Rights under applicable law, Advisor hereby ratifies and consents to any action that may be taken with respect to such Moral Rights by or authorized by Eventbrite and agrees not to assert any Moral Rights with respect thereto. Advisor will confirm any such ratifications, consents and agreements from time to time as requested by Eventbrite. A. Disclosure of Prior Inventions. Advisor has identified on Appendix B attached hereto all Inventions relating in any way to Eventbrite’s business or proposed business which were made by Advisor prior to providing Services to Eventbrite (“Prior Inventions”). Advisor represents that such list is complete and that Advisor has no rights in any such Inventions other than those Prior Inventions specified in Appendix B. If no Prior Inventions are listed on Appendix B, Advisor thereby represents that there are no such Prior Inventions at the time of signing this Agreement. B. Ownership of Eventbrite Inventions. Advisor hereby agrees to promptly to disclose and describe to Eventbrite and agrees that Eventbrite shall own the entire right, title, and interest (including patent rights, copyrights, trade secret rights, maskwork rights, sui generis database rights and all other intellectual property rights of any sort throughout the world) in and to all Inventions and 3 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 any associated intellectual property rights which Advisor may solely or jointly conceive, develop or reduce to practice during the period of Advisor’s Services with Eventbrite, whether prior to or following the execution of this Agreement, that relate to the subject matter of or arise out of or in connection with the Services or any Confidential Information, including, without limitation, any creative assets to be delivered pursuant to Appendix A (“Eventbrite Inventions”). All Eventbrite Inventions are works made for hire for Eventbrite to the extent allowed by law, and, if at any time for any reason any Eventbrite Invention is deemed not to be a work made for hire, Advisor hereby irrevocably transfers and assigns, and agrees to transfer and assign, to Eventbrite or its designee, all right, title and interest therein, including all copyrights and all renewals and extensions thereto. Without limiting the generality of the foregoing, Eventbrite will have exclusive worldwide royalty free rights to modify, adapt, and prepare derivative works based upon the Eventbrite Inventions and to use, reproduce, distribute, publicly perform, and display the Eventbrite Inventions in any manner and in any and all media now or hereafter known. Advisor will cooperate with Eventbrite and will execute and cause to be executed any assignments, instruments, and documents reasonably requested by Eventbrite to evidence Eventbrite’s interest or rights hereunder. C. Assignment and License of Prior Inventions. Advisor agrees to grant Eventbrite or its designees a royalty free, perpetual, irrevocable, transferable, sublicensable (with rights to sublicense through multiple tiers of distribution), worldwide license to practice all applicable patent, copyright and other intellectual property rights relating to any Prior Inventions which Advisor incorporates, or permits to be incorporated, in any Eventbrite Inventions, products or services, or which is necessary for the use, reproduction, distribution or other exploitation of any Eventbrite Inventions. Notwithstanding the foregoing, Advisor agrees that Advisor will not incorporate, or permit to be incorporated, such Prior Inventions in any Eventbrite Inventions, products or services without Eventbrite’s prior written consent. D. Cooperation in Perfecting Rights to Inventions. Advisor will perform, during and after the term of this Agreement, all acts deemed necessary or desirable by Eventbrite to permit and assist it, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions hereby assigned or licensed to Eventbrite. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in the registration and enforcement of applicable patents, copyrights, maskworks or other legal proceedings. In the event that Eventbrite is unable for any reason to secure Advisor’s signature to any document required to apply for or execute any patent, copyright, mask work or other applications with respect to any Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Advisor hereby irrevocably designates and appoints Eventbrite and its duly authorized officers and agents as Advisor’s agents and attorneys-in-fact to act for and on Advisor’s behalf and instead of Advisor, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, maskworks or other rights with the same legal force and effect as if executed by Advisor. If any other person is in any way involved in any Services, Advisor will obtain the foregoing ratifications, agreements, licenses, assignments, consents and authorizations from each such person for Eventbrite’s exclusive benefit. 7. Expectation of Privacy. Advisor recognizes and agrees that Advisor has no expectation of privacy with respect to Eventbrite’s telecommunications, networking or information processing systems (including, without limitation, stored computer files, email messages and voice messages) and that Advisor’s activity, and any files or messages, on or using any of those systems may be monitored at any time without notice. 8. Notices. Any notice required or permitted under this Agreement shall be deemed to have been effectively made or given if in writing and personally delivered or sent by confirmed email to the email addresses listed with the parties’ signatures. 9. Arbitration. Advisor agrees to execute the Arbitration Agreement attached as Appendix C. Except for claims by Eventbrite as described in Section 10, the Parties agree that any disagreement or controversy arising out of or relating to this Agreement shall be resolved pursuant to the Parties’ Arbitration Agreement. 10. Injunctive Relief. A breach by Advisor of any of the promises or agreements contained in Section 5 or Section 6 will result in irreparable and continuing damage to Eventbrite for which there will be no adequate remedy at law, and Eventbrite shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate) from any court of competent jurisdiction and without any requirement to post a bond. 11. Complete Agreement. This Agreement, including its Appendices and any referenced documents, contains the entire agreement and understanding of the Parties and fully supersedes all prior and contemporaneous agreements, correspondence, discussions and understandings between the Parties hereto pertaining to the subject matter hereof. Notwithstanding the above, Eventbrite’s obligations to Advisor under section 14 of his prior employment offer letter, dated September 14, 2017, relating to indemnification and D&O insurance shall remain in full force and effect according to its terms, including, without limitation, in connection with any legal actions pending as of the date of this Agreement to which Advisor is named as a party. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. If a Party to this Agreement signs the signature page and faxes (or scans and emails) the signature page to the other Party, then such signature page shall be deemed an original signature page to this Agreement and shall constitute the execution and delivery of this Agreement by the sending Party. There have been no representations, inducements, promises or agreements of any kind that have been made by any 4 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 Party, or by any person acting on behalf of any Party, which are not embodied within this Agreement. This Agreement may not be changed or altered except in writing duly executed by Eventbrite and the Advisor, or their duly authorized representatives. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach. The headings in this Agreement are inserted for convenience of reference only and are not intended to define, limit or in any way describe the scope of this Agreement or the intent of any provisions hereof. The failure of either Party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by, construed and enforced under the laws of the State of California, without regard to its conflict of law rules. 12. Term and Termination. A. Advisor will provide the Services to Eventbrite for the time period stated in Appendix A. B. Either Party may terminate this Agreement at any time in its sole and absolute discretion, with or without Cause upon giving the other Party at least 7 days’ prior written notice. Sections 1-3 and 5-11 (inclusive) of this Agreement shall survive the termination hereof. C. Either party may terminate this Agreement immediately for Cause by providing written notice to the opposite party. As used in this Agreement, “Cause” shall mean a breach of this Agreement which is not cured, if curable, within 7 days after receipt of written notice specifying the facts and circumstances claimed to constitute Cause . D. Eventbrite may terminate this Agreement or suspend its performance hereunder, without prior notice, in the event that Eventbrite’s facilities are damaged or destroyed or Eventbrite’s performance hereunder is prevented or hindered by labor disturbances (including but not limited to strikes and picketing), acts of God, the elements, order of governmental, civil or military authority, or any other cause (whether similar or dissimilar to the above mentioned) not within the reasonable control of Eventbrite. E. In the event of any termination of this Agreement, by Eventbrite or Advisor, Eventbrite shall pay Advisor all amounts due through the date the Agreement terminates. F. In the event Eventbrite terminates this Agreement without Cause, as defined in Paragraph 12(C) above, within 60 days after such termination Eventbrite shall provide a lump sum payment to Advisor equal to 6 months of the Base Fee and the Additional Quarterly Payment due within that quarter, as specified in Appendix A. IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date. EVENTBRITE, INC. By: Name: Samantha Harnett Title: General Counsel Date: 2019-05-27 Email: sharnett@eventbrite.com Advisor By: Name: Andrew Dreskin Date: 2019-05-27 Email: amdreskin@gmail.com 5 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 By Advisor’s signature above, Advisor acknowledges that, prior to signing, he or she has read this Agreement in its entirety and was afforded the opportunity to have it reviewed by legal counsel. Specifically, Advisor understands that this contractual relationship is an independent contractor relationship. Advisor also acknowledges that this Agreement is negotiable, including the Fees herein. If Advisor is a company, the signer warrants that he or she has the authority to sign on behalf of the company. 6 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 Appendix A Services TERM: June 3, 2019 through June 3, 2021 PRICE AND PAYMENT SCHEDULE: Base Fee. $300,000 per year, to be paid in semi-monthly installments via ACH transfer throughout the two-year term, subject to the Termination provision of this Agreement. Additional Quarterly Payment. $175,000 per year to be paid in quarterly installments via ACH transfer throughout the two-year term, subject to the Termination provision of this Agreement. Annual Performance Payout. For 2019, Advisor shall also be eligible to earn a cash Annual Performance Payout equal to 30% of the annual Base Fee upon achievement of $16.3M or more of migrated revenue on or before December 31, 2019 for creators not already designated migrated, under contract to migrate or considered lost for purposes of migration as designated by the MBU team as of the Effective Date of this Agreement (“Migrated Revenue”). If Migrated Revenue is below $12.2M, Advisor will not be eligible for an Annual Performance Payout. For Migrated Revenue between $12.2M and $16.3M or more, Advisor will earn a straight-line percentage Annual Performance Payout, between zero and 30% of the annual Base Fee. For example, if Migrated Revenue for 2019 was $14.25M, Advisor would earn an Annual Performance Payout equal to 15% of the annual Base Fee. For calendar years after 2019, Advisor and Eventbrite’s CEO will mutually agree, in writing, on the components to be used for calculation of Advisor’s annual performance payout eligibility within a reasonable period of time following the Board’s approval of the Company’s Bonus Plan for such calendar year, subject to the Termination provision of this Agreement. For 2019 and 2020, any Annual Performance Payouts shall be paid in full within 60 days after the end of the calendar year. For 2021, any Annual Performance Payout shall be paid within 60 days after the end of the Term of this Agreement specified above. Equity Vest. Advisor’s existing equity grant, dated December 1, 2017, will continue to vest in accordance with its original vesting schedule until fully vested. Advisor will have three months after his service to Eventbrite under this Agreement ends to exercise any and all then-vested portion of the existing equity grant. Expenses. Eventbrite shall reimburse Advisor for travel, entertainment and related expenses incurred by Advisor in performing the Services under this Agreement; provided, however, that Advisor will obtain advance approval from Eventbrite’s CFO for any expense items in excess of $2,500. Tax Treatment. Advisor will execute an IRS form W-9 and, as required by law, shall be issued an IRS Form 1099. No taxes of any type will be withheld from Advisor’s fees under this Agreement. SERVICES: Assist in the migration and retention of MBU creator revenue and growing revenue through new creator bookings. Advisor and the CFO will mutually agree on a reasonable number of dedicated Eventbrite employees to support Advisor’s work under this Agreement, in addition to continued support by Melissa Silva. 7 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 Appendix B Prior Inventions ___________ Advisor Initials 8 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 Appendix C ARBITRATION AGREEMENT This Arbitration Agreement covers important issues relating to your Strategic Advisory Agreement with Eventbrite and the settlement of any disputes that may arise from time to time between you and Eventbrite. You are free to seek assistance from independent advisors of your choice outside Eventbrite or to refrain from doing so, if that is your choice. 1. How This Agreement Applies This Arbitration Agreement (the “Agreement”) applies to any dispute arising out of or related to your Strategic Advisory Agreement with Eventbrite, Inc. (the “Strategic Advisory Agreement”) or one of its affiliates, successor, subsidiaries or parent companies (collectively, "Eventbrite") or termination of Services and survives after the Strategic Advisor Agreement terminates. Nothing contained in this Agreement shall be construed to prevent or excuse you (individually or in concert with others) or Eventbrite from utilizing the Parties’ existing procedures for resolution of complaints, and this Agreement is not intended to be a substitute for such procedures. Except as it otherwise provides, this Agreement is intended to apply to the resolution of disputes that otherwise would be resolved in a court of law or before a forum other than arbitration. This Agreement requires all such disputes to be resolved only by an arbitrator through final and binding arbitration and not by a court or jury trial. Such disputes include without limitation disputes arising out of or relating to interpretation or application of this Agreement, including without limitation as to the enforceability, conscionability, revocability, or validity of this Agreement or any portion of this Agreement other than the Class Action Waiver contained in paragraph 6 below and disputes arising out of or related to the independent contractor relationship, including without limitation claims for breach of contract, misclassification and failure to pay. This Agreement is governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. and evidences a transaction involving commerce. 2. Limitations On How This Agreement Applies This Agreement does not apply to: (i) claims for workers compensation, state disability insurance and unemployment insurance benefits, (ii) disputes which may not be subject to pre-dispute arbitration agreements as provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act, and (iii) claims for which applicable law permits access to an administrative agency notwithstanding the existence of this Agreement and which are then brought before such administrative agency, including without limitation claims or charges brought before the Equal Employment Opportunity Commission (www.eeoc.gov), the U.S. Department of Labor (www.dol.gov), the National Labor Relations Board (www.nlrb.gov), or the Office of Federal Contract Compliance Programs (www.dol.gov/esa/ofccp). Nothing in this Agreement shall be deemed to preclude or excuse a party from bringing an administrative claim before any agency in order to fulfill the party's obligation to exhaust administrative remedies before making a claim in arbitration. 3. Selecting The Arbitrator The neutral Arbitrator shall be selected by mutual agreement of you and Eventbrite. Unless you and Eventbrite mutually agree otherwise, the Arbitrator shall be an attorney licensed to practice in the location where the arbitration proceeding will be conducted or a retired federal or state judicial officer who presided in the jurisdiction where the arbitration will be conducted. If for any reason the parties cannot agree to an Arbitrator, either party may apply to AAA or a court of competent jurisdiction with authority over the location where the arbitration will be conducted for appointment of a neutral Arbitrator. The court or AAA shall then appoint an arbitrator, who shall act under this Agreement with the same force and effect as if the parties had selected the arbitrator by mutual agreement. The location of the arbitration proceeding shall be San Francisco, California, unless each party to the arbitration agrees in writing otherwise. 4. Starting The Arbitration All claims in arbitration are subject to the same statutes of limitation that would apply in court. The party bringing the claim must demand arbitration in writing and deliver the written demand by hand or first class mail to the other party within the applicable statute of limitations period. The demand for arbitration shall include identification of the parties, a statement of the legal and factual basis of the claim(s), and a specification of the remedy sought. Any demand for arbitration made to Eventbrite shall be provided to Eventbrite’s Legal Department at Eventbrite’s then current registered address for the service of process in California. The arbitrator shall resolve all disputes regarding the timeliness or propriety of the demand for arbitration. A party may apply to a court of competent jurisdiction for temporary or preliminary injunctive relief in connection with an arbitrable controversy, but only upon the ground that the award to which that party may be entitled may be rendered ineffectual without such provisional relief. 9 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 5. How Arbitration Proceedings Are Conducted In arbitration, the parties will have the right to conduct adequate civil discovery, bring dispositive motions, and present witnesses and evidence as needed to present their cases and defenses, and any disputes in this regard shall be resolved by the Arbitrator. At a party’s request or on the Arbitrator’s own initiative, the Arbitrator may subpoena witnesses or documents for discovery purposes or for the arbitration hearing. Any arbitration will be conducted before the American Arbitration Association (“AAA”) under the AAA’s then- existing national rules for the resolution of employment disputes. 6. Class Action Waiver You and Eventbrite agree not to bring any dispute in arbitration on a class basis. Accordingly, there will be no right or authority for any dispute to be brought, heard or arbitrated as a class action ("Class Action Waiver"). The Class Action Waiver shall be severable from this Agreement in the event it is found unenforceable. Notwithstanding any other clause contained in this Agreement, any claim that all or part of the Class Action Waiver is invalid, unenforceable, unconscionable, revocable, void or voidable may be determined only by a court of competent jurisdiction and not by an arbitrator. The Class Action Waiver shall be severable in any case in which the dispute is filed as an individual action and severance is necessary to ensure the individual action proceeds in arbitration. 7. Paying For The Arbitration Each party will pay the fees for his, her or its own attorneys, subject to any remedies to which that party may later be entitled under applicable law. However, you will only pay so much of the arbitration filing fees as you would have paid had you filed a Complaint in a court of law and Eventbrite will pay all remaining administrative and/or hearing fees charged by the Arbitrator and/or AAA. 8. The Arbitration Hearing And Award The parties will arbitrate their dispute before the Arbitrator, who shall confer with the parties regarding the conduct of the hearing and resolve any disputes the parties may have in that regard. Within 30 days of the close of the arbitration hearing, any party will have the right to prepare, serve on the other party and file with the Arbitrator a brief. The Arbitrator may award any party any remedy to which that party is entitled under applicable law, but such remedies shall be limited to those that would be available to a party in his or her individual capacity in a court of law for the claims presented to and decided by the Arbitrator, and no remedies that otherwise would be available to an individual in a court of law will be forfeited by virtue of this Agreement. The Arbitrator shall apply applicable controlling law and will issue a decision or award in writing, stating the essential findings of fact and conclusions of law. In addition to any other relief, the prevailing party in any arbitration shall be entitled to an award of his or its costs and reasonable attorneys’ fees, with the amount of such costs and fees to be determined in accordance with applicable law. A court of competent jurisdiction shall have the authority to enter a judgment upon the award made pursuant to the arbitration. 9. Enforcement Of This Agreement This Agreement is the full and complete agreement relating to the formal resolution of disputes covered by this Agreement. Except as stated in paragraph 6, above, in the event any portion of this Agreement is deemed unenforceable, the remainder of this Agreement will be enforceable. If the Class Action Waiver is deemed to be unenforceable, you and Eventbrite agree that this Agreement is otherwise silent as to any party's ability to bring a class action in arbitration. /// 10 Advisor has read and understands this page: _________________________

DocuSign Envelope ID: 185E8AC0-BC6C-4A7B-A634-894BCF95BA82 I acknowledge that I have received, read, and understood this Dispute Resolution Agreement, including the Class Action Waiver contained herein. Advisor Name (Printed): Andrew Dreskin Advisor Signature: Date: 2019-05-27 11 Advisor has read and understands this page: _________________________